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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant [ ]

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[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      (1)   Title of each class of securities to which transaction applies:

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On December 13, 2005, Burlington Resources Inc. made the following presentation at a meeting for all of its employees.

BURLINGTON™ RESOURCES

VISION

ASSETS

PEOPLE

REPUTATION

ConocoPhillips Offer
BR All-Employee Webcast

December 13, 2005

Transaction Overview

$92 per BR share based on COP closing price on
December 9, 2005 (21% premium to BR close)

For each BR share:

$46.50 cash

0.7214 COP shares

Enterprise value: $35.6B

including net debt

Principal conditions to closing:

BR shareholder approval: Q1 2006

regulatory clearances: 1H 2006

Strategic Rationale for COP

Creates leading North American gas position

high-quality, long-lived, low-risk gas reserves

significant unconventional resource plays

enhances production growth / N.A. gas supply

near-term conventional / unconventional

long-term LNG and Arctic gas

Enhances business mix

increases E&P, OECD, and North American gas

Significant free cash flow

Accessing technical capabilities / synergies

Alaskan North Slope
Cook Inlet
Mackenzie Delta
Western Canada
Williston Basin
Rockies Conventional Gas
Uinta Basin
Panhandle
San Juan Basin
Permian Basin
Lobo Trend
BR
COP
COP and BR

COP/BR: Stronger North America Gas Position

Key Drivers for BR

Delivers significant premium / cash component

Provides immediate access to new business
development opportunities

Provides exposure to expanded exploration activity

Adds significant international assets

Leverages technical strengths to broader portfolio,
including refining and marketing

Solidifies leading natural gas position in North America

Alaska North Slope
Arctic Canada
Cook Inlet
Canada
Lower 48
North
Arctic Russia
Netherlands
Qatar
Venezuela
Nigeria
S.E. Asia
Australia
Existing LNG
LNG / Regas opportunity
Arctic pipeline gas
Existing pipeline gas

COP/BR: Expanded Opportunities

Existing BR Intl.
positions

16.0
14.2
14.1
10.5
8.6
7.4
7.4
7.4
5.0
3.7
COP/BR
ExxonMobil
BP*
EnCana
ConocoPhillips
Burlington
Anadarko
Devon
Dominion
ChevronTexaco
3.8
3.4
3.1
3.0
2.4
2.1
1.9
1.8
1.7
1.7
COP/BR
ExxonMobil
BP
EnCana
Devon
ConocoPhillips
ChevronTexaco
Shell
Anadarko
Burlington

Year-End 2004 North America

Natural Gas Reserves

(TCF)

2004 North America

Natural Gas Production

(BCF/D)

Source:  J. S. Herold Database (FASB 69 Proved Reserve Table)

*Note:  BP Reserves includes US only; Canada Reserves unavailable

North America Gas Position

Asset Mix

COP

COP/BR

Gas / Liquids Mix

Based on Reserves

Capital Employed

by
Business Segment

R&M

31%

E&P

61%

Other

3%

E&P

74%

R&M

21%

Other

2%

Midstream &

Chemicals
5%

Midstream &

Chemicals
3%

Gas / Liquids Mix

Based on Production

BR

Liquids

31%

Gas
69%

E&P

100%

Liquids

32%

Gas
68%

Liquids

65%

Gas
35%

Liquids

57%

Gas
43%

Liquids

65%

Gas
35%

Liquids

59%

Gas
41%

Synergies: Strategic Overlap

Combines cultures focused on cost management and
project execution

technology excellence

operational best practices

Enhances BR’s core San Juan position

Blends talented and skilled employee base

Promotes a smooth and efficient integration process

BURLINGTON RESOURCES

Dolores
San Juan
Mineral
Rio Grande
Alamosa
Montezuma
La Plata
Archuleta
Conejos
San Juan
Rio Arriba
Taos
Los Alamos
Santa Fe

San Juan: High Quality, Long-Lived Gas Reserves

Significant synergy potential

Production enhancement

Operating and administrative
expenses

Lower gathering and
transportation costs

Better utilization of COP
50%-owned Blanco Gas
Processing Plant

7.5

2.4

5.1

Reserves (TCFE)

1610

770

840

Acreage (M acres)

1308

564

744

Production (MMCFED)

Total

COP

BR

BR

COP

COLORADO

NEW MEXICO

Integration

Two BR directors to join COP Board

Bobby Shackouls, Bill Wade

Talent retention plan

Randy Limbacher becomes EVP responsible for
North & South America E&P

key technical / operational talent

Integration team formed

Randy Limbacher, Team Lead

Ellen DeSanctis, Communications

Rick Diaz, Shared Services

Mark Ellis, Operations

Rick Plaeger, Legal

Bill Usher, Human Resources

Dane Whitehead, Finance

Integration Timeline

December 16, 2005: launch Integration Web site

First week of January 2006: integration team kick-off meetings

Third week of January 2006:

integration sub-teams established

integration team goals and deliverables established

Mid-February of 2006:

upstream E&P asset review complete

preliminary organization structure identified

End of February 2006: management positions filled

March: Day 1 Transition Plan

April – June 2006: implementation of Transition Plan

2Q 2006: anticipated merger close

             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor"
provisions of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by
Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of
ConocoPhillips' and Burlington Resources' reports filed with the SEC.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc.
undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

     In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS
ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME
AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may
obtain a free copy of the Form S-4 and the proxy statement (when available)
and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of
ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of
Stockholders. Information about the directors and executive officers of
Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.